Exhibit No. 99

    The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by
  Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc.
   makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.
 Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein. Greenwich Capital Markets, Inc. is acting as underwriter and not acting as agent for the Issuer or its affiliates in connection with the proposed transaction.

     The collateral information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.




                                   WFMBS 05-7
                               400MM 30YR JUMBO'A'


PASSTHRU :         5.25%
GWAC :             5.815%             +/- 5bps
WAM :              359                +/- 2months


WALTV :            70%                (max +2%)
BALANCE :          515 avg            (+/- 5%)
OCCUPANCY :        94% owner occ      (min -5%)
TYPE :             93% sfd            (min -5%)
PURPOSE :          26% cashout refi   (max +5%)
GEOGRAPHICS :      36% CA             (max 40%)
WA FICO :          748 avg            (min -5)
DOCUMENTATION :    53% full           (min -2%)
INTEREST ONLY:     19%                (max 20%)

Credit Support :   3.35% estimated
CLOSING            08/30/05
SETTLEMENT :       08/31/05


                             All numbers approximate


                          [RBS GREENWICH CAPITAL LOGO]

WFMBS057E - Price/Yield - EA

Balance   $10,000,000.00      Delay           24             WAC   5.814038      WAM    359
Coupon    5                   Dated           8/1/2005       NET   5.249291      WALA     1
Settle    8/31/2005           First Payment   9/25/2005

Price                            100             200             250             300             400             600             800
                               Yield           Yield           Yield           Yield           Yield           Yield           Yield
                       -------------   -------------   -------------   -------------   -------------   -------------   -------------
                94-13          5.463           5.579           5.662           5.764           6.004           6.423           6.761
                94-15          5.458           5.573           5.655           5.755           5.992           6.406           6.739
                94-17          5.453           5.566           5.647           5.746           5.981           6.390           6.718
                94-19          5.448           5.560           5.640           5.738           5.969           6.373           6.698
                94-21          5.443           5.553           5.632           5.729           5.957           6.356           6.677
                94-23          5.438           5.547           5.625           5.720           5.946           6.339           6.656
                94-25          5.432           5.540           5.617           5.711           5.934           6.322           6.635
                94-27          5.427           5.534           5.610           5.703           5.922           6.306           6.614
                94-29          5.422           5.528           5.602           5.694           5.911           6.289           6.593
                94-31          5.417           5.521           5.595           5.685           5.899           6.272           6.572
                95-01          5.412           5.515           5.588           5.677           5.887           6.255           6.551
                95-03          5.407           5.508           5.580           5.668           5.876           6.239           6.530
                95-05          5.402           5.502           5.573           5.659           5.864           6.222           6.509

                  WAL         22.792          15.104          12.237           9.952           6.902           4.519           3.543
             Mod Durn          12.99           10.14            8.77            7.52            5.63            3.91            3.14
     Principal Window  Feb25 - Apr32   Jun17 - Jul25   Jan15 - Mar22   May13 - May19   May11 - Jun14   Aug09 - Oct10   Nov08 - Aug09
Spread @ Center Price             95             116             128             140             173             220             254

               Prepay        100 PSA         200 PSA         250 PSA         300 PSA         400 PSA         600 PSA         800 PSA

      Yield Curve Mat       3MO       6MO        2YR        3YR        5YR       10YR       30YR
                  Yld  3.478138  3.719765   4.033662   4.073819   4.139919   4.309953   4.518110


This material is for your private information, and we are not soliciting any action based upon it. Certain transactions, including those involving futures, options, and other derivative products give rise to substantial risk and are not suitable for all investors. Opinions expressed are our present opinions only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. We, or persons involved in the preparation or issuance of this material, may from time to time have long or short positions in, and buy or sell, securities, futures, or options identical with or related to those herein. The information herein has been provided to you solely by the underwriter and not by the issuer of the certificates. The underwriter is acting as underwriter and not acting as agent for the issuer or its affiliates in connection with the certificates.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

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